EXHIBIT 10.3

                      AMENDMENT TO STOCK PURCHASE AGREEMENT


     WHEREAS, on or about January 14, 2004, ENVIRONMENTAL TECHNOLOGIES, INC., a Nevada corporation (the "Company") and BARRON PARTNERS LP (the "Investor") executed that certain Stock Purchase Agreement (the "Stock Purchase Agreement") with respect to an investment in the Company as hereinafter described; and

     WHEREAS, the Stock Purchase Agreement is incorporated herein for all purposes, and all capitalized terms herein shall have the same meaning as defined in the Stock Purchase Agreement; and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Company is offering 2,000,000 shares of its common stock, $0.001 par value per share (the "Common Stock") for a purchase price of $1.00 per share, 1,500,000 cashless non-callable A Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 1,650,000 cashless and callable B Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 2,000,000 cashless and callable C Warrant for the purchase of the Common Stock exercisable at $2.00 per share, 1,000,000 cashless and callable D Warrant for the purchase of the Common Stock exercisable at $4.00 per share, and 1,000,000 cashless and callable E Warrant for the purchase of the Common Stock exercisable at $6.00 per share (such shares of the Common Stock and warrants hereinafter collectively referred to as the "Units"); and

     WHEREAS, the warrants contained in the Units are hereinafter individually referred to as a "Warrant" and collectively as the "Warrants" and all of the Warrants are in the form described in Attachment A hereto; and
                                             -------------

     WHEREAS, the Investor wishes to purchase for the sum of $2,000,000 (the "Purchase Price"), upon the terms and subject to the conditions of the Stock Purchase Agreement, all of the Units; and

     WHEREAS, the parties desire to amend the Stock Purchase Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.     Amendment  to  the  Stock  Purchase  Agreement.  The  Stock Purchase
            ----------------------------------------------
Agreement  is  hereby  amended  to  read  as  follows:

          (a) All references to the Company in the Stock Purchase Agreement shall mean Cyber Public Relations, Inc., a Florida corporation.

          (b) Notwithstanding anything contained to the contrary in the Stock Purchase Agreement, the Purchase Price to be paid by the Investor on the Closing Date has been paid on the date hereof into escrow by delivery of a check payable to the order of "Harbour, Smith, Harris Texas IOLTA Account" as Escrow Agent for Cyber Public Relations, Inc. (the "Escrow Agent"). Upon the satisfaction of all of the terms hereof, the Escrow Agent at the Closing shall deliver the Purchase Price to the Company. Until the satisfaction of all of the terms of the Stock Purchase Agreement and this Agreement, the Escrow Agent shall hold the Purchase Price in escrow subject to the Stock Purchase Agreement.

          (c) The authorized capital stock of the Company consists of 100,000,000 shares of the Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

          (d) As of the Closing Date, 9,865,000 shares of the Common Stock will be issued and outstanding, while no shares of the Company's preferred stock will be issued and outstanding. The Common Stock will be owned as of the Closing Date hereof as follows:

          NAME OF BENEFICIAL OWNER (1)           NUMBER
          ----------------------------           ------
          Steven D. Rosenthal, Ph.D.. . . . .  1,000,000
          Robert K. Christie. . . . . . . . .  3,750,000
          Barbara Tainter . . . . . . . . . .    250,000
          Bret Covey. . . . . . . . . . . . .    650,000
          Burr Northrop . . . . . . . . . . .    500,000
          Douglas L. Parker . . . . . . . . .  1,250,000
          Grover G. Moss. . . . . . . . . . .    910,000
          James R. Christ . . . . . . . . . .    200,000
          Donald G. St. Clair . . . . . . . .     40,000
          San Diego Torrey Hills Capital. . .    375,000
          Clayton Chase . . . . . . . . . . .    375,000
          Norman T. Reynolds. . . . . . . . .    250,000
          Public stockholders of the Company.    315,000
                                               ---------
          Total . . . . . . . . . . . . . . .  9,865,000
                                               =========

          (e) Notwithstanding anything contained to the contrary in the Stock Purchase Agreement, the Company as of the date of this Amendment and before the Closing is a publicly held company. It will make available to the Investor true and complete copies of any requested SEC Documents. Further, the shares of the Common Stock are registered for trading pursuant to Section 12 of the 1934 Act, and listed and traded on the OTC Bulletin Board maintained by The Nasdaq Stock Market, Inc. As of the date hereof, the Company has received no notice, either oral or written, with respect to the eligibility of the Common Stock for such listing on the OTC Bulletin Board. Any reference to a future acquisition of a publicly trading corporate shell has no further application. The Company will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investor has disposed of all of its Shares or the shares of Common Stock underlying the Warrants.

          (f) Paragraph 9.1 of the Stock Purchase Agreement is amended to read as follows:

          "9.1  Further Covenants of the Company. As of the Closing, the Company
                --------------------------------
          does not have any liabilities in excess of $100,000. Following the Closing, the Company shall assume all of the obligations of the Company described hereunder, including, but not limited to the issuance of the Warrants, and the obligations under the Registration Rights Agreement. For example, if 315,000 shares of the Common Stock are issued and outstanding in favor of the public stockholders of the Company, then the Investor's ownership on a primary shares of the Common Stock outstanding basis would be 2,000,000 shares (2,000,000 + 9,865,000) = 16.86 percent ownership of the entire resulting ownership of the Company. Moreover, on a fully diluted basis, the Investor would own (2,000,000 shares of the Common Stock + Warrants to purchase 7,150,000 additional shares) (9,865,000 shares + 2,000,000 shares +
          Warrants to purchase 7,150,000 shares) = 48.12 percent of the entire resulting ownership of the Company. The fully diluted calculation is an approximation because the calculation does not include the exercise of other warrants or options of the Company may be then outstanding."

     2.     Ratification  and  Republication.  Except  as  amended  by  this
             --------------------------------
Agreement, the Company and the Investor do hereby ratify and republish the Stock Purchase Agreement.

     3.     Incorporation  by  Reference.  The  attachments  to  this  Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     4.     Benefit.  All  the  terms  and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     5.     Construction.  Words  of  any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     6.     Multiple  Counterparts.  This  Agreement  may  be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.     Entire  Agreement.  This Agreement and the Stock  Purchase Agreement
             -----------------
contain the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on January 21, 2004.


                          CYBER PUBLIC RELATIONS, INC.



                          By
                            ------------------------------------------------
                            Steven D. Rosenthal, Chief Executive Officer

                          BARRON PARTNERS LP



                          By
                            ------------------------------------------------
                            Andrew Barron Worden, President, Barron Capital Advisors LLC, General Partner

Attachments:
-----------
Attachment A - Form of Warrants
Attachment B - Registration Rights Agreement

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   A WARRANT FOR THE PURCHASE OF COMMON STOCK


1,500,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,500,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $1.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This A Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this A Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this A Warrant.

     1.     Registration of this  A  Warrant.  The Company shall register this A
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "A Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this A Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this A Warrant
            --------------------------
represents that the Holder is acquiring this A Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this A Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of A Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this A Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this A Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this A Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this A Warrant.

     4.     Registration  of  Transfers  and  Exchange  of this A  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this A Warrant, the Company shall register the transfer of any portion of this A Warrant in the A Warrant Register, upon surrender of this A Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this A Warrant (any such new warrant, a "New A Warrant"), evidencing the portion of this A Warrant so transferred shall be issued to the transferee and a New A Warrant evidencing the remaining portion of this A Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New A Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This A Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New A Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New A Warrant will be dated the date of such exchange.

     5.     Exercise  of this A  Warrant.
            ----------------------------

          (a) Upon surrender of this A Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this A Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this A Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this A Warrant (or any New A Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New A Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This A Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this A Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New A Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this A Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this A Warrant may, at its election exercised in its sole discretion, exercise this A Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                            B

          For purposes of the foregoing formula:

               A = the total number shares with respect to which this A Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this A Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this A Warrant until after July ___, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this A Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  of  the Exercise  Price due to EBIT.  The Exercise
                  -----------------------------------------------
Price will be adjusted on a sliding scale if the earnings before interest and taxes ("EBIT") of the Company, not including any non recurring gains or losses, is less than $3,000,000 for the fiscal year of the Company ending September 30, 2004 (the "Adjustment Date") as hereinafter described. If the EBIT of the Company is $2,000,000 or less as of the Adjustment Date, then the Exercise Price will be $0.25 per share of the Common Stock. If the EBIT of the Company is less than $3,000,000 but more than $2,000,000 as of the Adjustment Date, then the Exercise Price will equal $1.00 - [$.75 x ($3,000,000-E)/$1,000,000], where E is the actual EBIT as of Adjustment Date. For example, if EBIT is $2,500,000, the Exercise Price will be $1.00 - [$.75 x ($3,000,000-$2,500,000)/$1,000,000], or
$0.63. In no event will the Exercise Price be less than $0.25 per share of the Common Stock.

          (b)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this A Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this A Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (c)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this A Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this A Warrant immediately prior thereto (all subject to further adjustment as provided in this A Warrant).

          (d)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this A Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     7.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this A Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this A Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this A Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this A Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     8.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     9.     Miscellaneous.
            -------------

          (a) This A Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This A Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this A Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this A Warrant. This A Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This A Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this A Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this A Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this A Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this A Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this A Warrant.

          (g) In the event of any conflict between the terms of this A Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this A Warrant to be duly executed by the authorized officer as of the date first above stated.

                                  CYBER PUBLIC RELATIONS, INC.

                                  By
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing A Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the A Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this A Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the A Warrant) together with any applicable taxes payable by the undersigned pursuant to the A Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

_____________________________________________________

_____________________________________________________

_____________________________________________________
(Please print name and address)

_____________________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed A Warrant, the undersigned requests that a New A Warrant (as defined in the A Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_____________________________________________________

_____________________________________________________

_____________________________________________________
(Please print name and address)



Dated: ________________________         Name of Holder:

                                        (Print)_______________________________

                                        By____________________________________

                                        Name__________________________________

                                        Title_________________________________

                                        Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the A Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.
                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   B WARRANT FOR THE PURCHASE OF COMMON STOCK


1,650,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,650,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $1.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This B Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this B Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this B Warrant.

     1.     Registration of this  B  Warrant.  The Company shall register this B
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "B Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this B Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this B Warrant
            --------------------------
represents that the Holder is acquiring this B Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this B Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of B Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this B Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this B Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this B Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this B Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  B  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this B Warrant, the Company shall register the transfer of any portion of this B Warrant in the B Warrant Register, upon surrender of this B Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this B Warrant (any such new warrant, a "New B Warrant"), evidencing the portion of this B Warrant so transferred shall be issued to the transferee and a New B Warrant evidencing the remaining portion of this B Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New B Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This B Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New B Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New B Warrant will be dated the date of such exchange.

     5.     Exercise of this  B  Warrant.
            ----------------------------

          (a) Upon surrender of this B Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this B Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this B Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this B Warrant (or any New B Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New B Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This B Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this B Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New B Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this B Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this B Warrant may, at its election exercised in its sole discretion, exercise this B Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

               For purposes of the foregoing formula:

                    A = the total number shares with respect to which this B Warrant is then being exercised.

                    B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this B Warrant.

                    C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this B Warrant until after July ___, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In  the event  that  the  closing price of the
            ------------------
Common Stock as listed on a nationally public securities market is $1.75 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this B Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this B Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this B Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  of  the  Exercise Price due to EBIT.  The Exercise
                  -----------------------------------------------
Price will be adjusted on a sliding scale if the earnings before interest and taxes ("EBIT") of the Company, not including any non recurring gains or losses, is less than $3,000,000 for the fiscal year of the Company ending September 30, 2004 (the "Adjustment Date") as hereinafter described. If the EBIT of the Company is $2,000,000 or less as of the Adjustment Date, then the Exercise Price will be $0.25 per share of the Common Stock. If the EBIT of the Company is less than $3,000,000 but more than $2,000,000 as of the Adjustment Date, then the Exercise Price will equal $1.00 - [$.75 x ($3,000,000-E)/$1,000,000], where E is the actual EBIT as of Adjustment Date. For example, if EBIT is $2,500,000, the Exercise Price will be $1.00 - [$.75 x ($3,000,000-$2,500,000)/$1,000,000], or
$0.63. In no event will the Exercise Price be less than $0.25 per share of the Common Stock.

          (b)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this B Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this B Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (c)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this B Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this B Warrant immediately prior thereto (all subject to further adjustment as provided in this B Warrant).

          (d)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this B Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this B Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this B Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this B Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this B Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This B Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This B Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this B Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this B Warrant. This B Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This B Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this B Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this B Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this B Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this B Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this B Warrant.

          (g) In the event of any conflict between the terms of this B Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this B Warrant to be duly executed by the authorized officer as of the date first above stated.

                                CYBER PUBLIC RELATIONS, INC.

                                By
                                  ----------------------------------------------
                                  Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing B Warrant)

To:  Cyber  Public  Relations,  Inc.

     In accordance with the B Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this B Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the B Warrant) together with any applicable taxes payable by the undersigned pursuant to the B Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

________________________________________________

________________________________________________

________________________________________________

________________________________________________
(Please print name and address)


________________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed B Warrant, the undersigned requests that a New B Warrant (as defined in the B Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_________________________________________

_________________________________________

_________________________________________
(Please print name and address)



Dated: __________________________       Name of Holder:

                                        (Print)________________________________

                                        By_____________________________________

                                        Name___________________________________

                                        Title__________________________________

                                        Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the B Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   C WARRANT FOR THE PURCHASE OF COMMON STOCK


2,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 2,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $2.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This C Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this C Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this C Warrant.

     1.     Registration  of this C  Warrant.  The Company shall register this C
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "C Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this C Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this C Warrant
            --------------------------
represents that the Holder is acquiring this C Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this C Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of C Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this C Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this C Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this C Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this C Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  C  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this C Warrant, the Company shall register the transfer of any portion of this C Warrant in the C Warrant Register, upon surrender of this C Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this C Warrant (any such new warrant, a "New C Warrant"), evidencing the portion of this C Warrant so transferred shall be issued to the transferee and a New C Warrant evidencing the remaining portion of this C Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New C Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This C Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New C Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New C Warrant will be dated the date of such exchange.

     5.     Exercise of this  C  Warrant.
            ----------------------------

          (a) Upon surrender of this C Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this C Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this C Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this C Warrant (or any New C Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New C Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This C Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this C Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New C Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this C Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this C Warrant may, at its election exercised in its sole discretion, exercise this C Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For purposes of the foregoing formula:

                    A = the total number shares with respect to which this C Warrant is then being exercised.

                    B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this C Warrant.

                    C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this C Warrant until after January ___, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In  the  event that  the  closing price of the
            -------------------
Common Stock as listed on a nationally public securities market is $2.75 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this C Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this C Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this C Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this C Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this C Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this C Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this C Warrant immediately prior thereto (all subject to further adjustment as provided in this C Warrant).

          (c)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this C Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this C Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this C Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this C Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this C Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This C Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This C Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this C Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this C Warrant. This C Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This C Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this C Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this C Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this C Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this C Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this C Warrant.

          (g) In the event of any conflict between the terms of this C Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this C Warrant to be duly executed by the authorized officer as of the date first above stated.

                               CYBER PUBLIC RELATIONS, INC.

                               By
                                 -----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing C Warrant)

To:  Cyber  Public  Relations,  Inc.

     In accordance with the C Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this C Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the C Warrant) together with any applicable taxes payable by the undersigned pursuant to the C Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

_______________________________________________

_______________________________________________

_______________________________________________
(Please print name and address)

_______________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed C Warrant, the undersigned requests that a New C Warrant (as defined in the C Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________

__________________________________________

__________________________________________
(Please print name and address)

Dated:  _________________________       Name of Holder:

                                        (Print)________________________________

                                        By_____________________________________

                                        Name___________________________________

                                        Title__________________________________

                                        Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the C Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   D WARRANT FOR THE PURCHASE OF COMMON STOCK


1,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $4.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This D Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this D Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this D Warrant.

     1.     Registration of this  D  Warrant.  The Company shall register this D
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "D Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this D Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this D Warrant
            --------------------------
represents that the Holder is acquiring this D Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this D Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of D Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this D Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this D Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this D Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this D Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  D  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this D Warrant, the Company shall register the transfer of any portion of this D Warrant in the D Warrant Register, upon surrender of this D Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this D Warrant (any such new warrant, a "New D Warrant"), evidencing the portion of this D Warrant so transferred shall be issued to the transferee and a New D Warrant evidencing the remaining portion of this D Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New D Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This D Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New D Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New D Warrant will be dated the date of such exchange.

     5.     Exercise of this  D  Warrant.
            ----------------------------

          (a) Upon surrender of this D Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this D Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this D Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this D Warrant (or any New D Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New D Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This D Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this D Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New D Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this D Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this D Warrant may, at its election exercised in its sole discretion, exercise this D Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For purposes of the foregoing formula:

                    A  =  the total  number  shares with respect to which this D
                          Warrant  is  then  being  exercised.

                    B  =  the  last  reported  sale  price  (as  reported  by
                          Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this D Warrant.

                    C  =  the Exercise  Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this D Warrant until after January ___, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In  the event  that  the  closing price of the
            -------------------
Common Stock as listed on a nationally public securities market is $5.50 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this D Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this D Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this D Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this D Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this D Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this D Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this D Warrant immediately prior thereto (all subject to further adjustment as provided in this D Warrant).

          (c)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this D Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this D Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this D Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this D Warrant so presented. If any fraction of shares of the

Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this D Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This D Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This D Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this D Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this D Warrant. This D Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This D Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this D Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this D Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this D Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this D Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this D Warrant.

          (g) In the event of any conflict between the terms of this D Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this D Warrant to be duly executed by the authorized officer as of the date first above stated.

                               CYBER PUBLIC RELATIONS, INC.


                               By
                                 -----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing D Warrant)

To:  Cyber  Public  Relations,  Inc.

     In accordance with the D Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this D Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the D Warrant) together with any applicable taxes payable by the undersigned pursuant to the D Warrant.

          The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

_______________________________________________

_______________________________________________

_______________________________________________
(Please print name and address)

_______________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed D Warrant, the undersigned requests that a New D Warrant (as defined in the D Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_________________________________________

_________________________________________

_________________________________________
(Please print name and address)

Dated: __________________________      Name of Holder:

                                       (Print)____________________________

                                       By_________________________________

                                       Name_______________________________

                                       Title______________________________

                                       Signature must conform in all respects
                                       to name of Holder as specified on the
                                       face of the D Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   E WARRANT FOR THE PURCHASE OF COMMON STOCK


1,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $6.00 per share of the Common Stock (the "Exercise Price")

          such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This E Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this E Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this E Warrant.

     1.     Registration of this  E  Warrant.  The Company shall register this E
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "E Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this E Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this E Warrant
            --------------------------
represents that the Holder is acquiring this E Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this E Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of E Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this E Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this E Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this E Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this E Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  E  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this E Warrant, the Company shall register the transfer of any portion of this E Warrant in the E Warrant Register, upon surrender of this E Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this E Warrant (any such new warrant, a "New E Warrant"), evidencing the portion of this E Warrant so transferred shall be issued to the transferee and a New E Warrant evidencing the remaining portion of this E Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New E Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This E Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New E Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New E Warrant will be dated the date of such exchange.

     5.     Exercise  of this E  Warrant.
            ----------------------------

          (a) Upon surrender of this E Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this E Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this E Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this E Warrant (or any New E Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New E Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This E Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this E Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New E Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this E Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this E Warrant may, at its election exercised in its sole discretion, exercise this E Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                            B

          For purposes of the foregoing formula:

                    A = the total number shares with respect to which this E Warrant is then being exercised.

                    B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this E Warrant.

                    C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this E Warrant until after January ___, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In the  event  that  the  closing price of the
            -------------------
Common Stock as listed on a nationally public securities market is $8.00 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this E Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this E Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this E Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this E Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this E Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this E Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this E Warrant immediately prior thereto (all subject to further adjustment as provided in this E Warrant).

          (c)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this E Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this E Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this E Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this E Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this E Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This E Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This E Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this E Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this E Warrant. This E Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This E Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this E Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this E Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this E Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this E Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this E Warrant.

          (g) In the event of any conflict between the terms of this E Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this E Warrant to be duly executed by the authorized officer as of the date first above stated.

                               CYBER PUBLIC RELATIONS, INC.


                               By
                                 ----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing E Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the E Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this E Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the E Warrant) together with any applicable taxes payable by the undersigned pursuant to the E Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

____________________________________________

____________________________________________

____________________________________________
(Please print name and address)

____________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed E Warrant, the undersigned requests that a New E Warrant (as defined in the E Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

____________________________________________

____________________________________________

____________________________________________
(Please print name and address)

Dated: ___________________________        Name of Holder:

                                          (Print)___________________________

                                          By________________________________

                                          Name______________________________

                                          Title_____________________________

                                          Signature must conform in all respects
                                          to name of Holder as specified on the
                                          face of the E Warrant

                                                                    ATTACHMENT B


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of ___ day of January, 2004 by and among CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), and BARRON PARTNERS LP (the "Investor").

     WHEREAS, the Company and the Investor have executed that certain Stock Purchase Agreement dated January 13, 2004, as amended on January 23, 2004 (the "Stock Purchase Agreement"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Investor purchased from the Company 2,000,000 shares of its Common Stock for a purchase price of $1.00 per share, 1,500,000 cashless non-callable A Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 1,650,000 cashless and callable B Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 2,000,000 cashless and callable C Warrant for the purchase of the Common Stock exercisable at $2.00 per share, 1,000,000 cashless and callable D Warrant for the purchase of the Common Stock exercisable at $4.00 per share, and 1,000,000 cashless and callable E Warrant for the purchase of the Common Stock exercisable at $6.00 per share; and

     WHEREAS, unless otherwise defined herein, all capitalized terms herein shall have the identical meaning as in the Stock Purchase Agreement; and

     WHEREAS, the ability of the Investor to sell its shares of the Common Stock is subject to certain restrictions under the 1933 Act; and

     WHEREAS, as a condition to the Stock Purchase Agreement, the Company has agreed to provide the Investor with a mechanism that will permit the Investor, subject to a market stand-off agreement, to sell its shares of the Common Stock in the future;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                     INCORPORATION BY REFERENCE, SUPERSEDER

     1.1     Incorporation  by  Reference.  The  foregoing  recitals  are hereby
             ----------------------------
acknowledged to be true and accurate, and are incorporated herein by this reference.

     1.2     Superseder.  This  Agreement, to the extent that it is inconsistent
             ----------
with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

                                   ARTICLE II
                           DEMAND REGISTRATION RIGHTS

     2.1     Definitions.  As  used  herein,  "Registrable  Shares"  means  and
             -----------
includes the shares of the Common Stock issued to the Investor pursuant to the Stock Purchase Agreement. As to any particular Registrable Shares, such securities will cease to be Registrable Shares when:

          (a) They have been effectively registered under the 1933 Act and disposed of in accordance with the Registration Statement hereinafter defined covering them;

          (b) They are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect); or

          (c) They have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have "stop transfer" instructions against them.

     "Shares" shall mean, collectively, the shares of the Common Stock of the Company being issued pursuant to the Stock Purchase Agreement and those shares of the Common Stock issuable to the Investor upon exercise of the Warrants being issued pursuant to the Stock Purchase Agreement.

     2.2     Registration  of Registrable Securities.  The Company shall prepare
             ---------------------------------------
and file within 60 days following the date hereof (the "Filing Date") a registration statement (the "Registration Statement") covering the resale of the Registrable Securities. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the 1933 Act to register the resale of the Shares. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on the earlier of:

          (a) One hundred eighty days following the Closing Date pursuant to the Stock Purchase Agreement;

          (b) Ten days following the receipt of a "No Review" or similar letter from the SEC; or

          (c) The first day following the day the SEC determines the Registration Statement eligible to be declared effective (the "Required Effectiveness Date").

     Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the Investor pursuant to the Stock Purchase Agreement, the Company shall be required to promptly file a separate Registration Statement (utilizing Rule 462 promulgated under the 1933 Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate Registration Statement as if it were an amendment to the Registration Statement.

     2.3     Demand  Registration.  Subject to the limitations of Paragraph 2.2,
             --------------------
at any time, the Investor may request the registration, once and only once, under the 1933 Act of all or part of the Registrable Shares then outstanding (a "Demand Registration"). Subject to the conditions of Paragraph 3 hereof, the Company shall use its best efforts to file such Registration Statement under the 1933 Act as promptly as practicable after the date any such request is received by the Company and to cause such Registration Statement to be declared effective. The Company shall notify the Investor promptly when any such Registration Statement has been declared effective. If more than 80 percent of the Shares as of the date of the Stock Purchase Agreement have been registered or sold, this provision shall expire.

     2.4     Registration Statement Form.  Registrations under Paragraph 2.2 and
             ---------------------------
Paragraph 2.3 hereof shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

     2.5     Registration  Expenses.  The  Company  will  pay  all  Registration
             ----------------------
Expenses in connection with any registration required by under Paragraphs 2.2 and Paragraph 2.3 hereof.

     2.6     Effective  Registration  Statement.  A  registration  requested
             ----------------------------------
pursuant to Paragraphs 2.2 and Paragraph 2.3 hereof shall not be deemed to have been effected:

          (a) Unless a Registration Statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Investor (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the

Company relating to a disclosure matter unrelated to the Investor) shall be deemed to have been affected by the Company unless the Investor shall have elected to pay all Registration Expenses in connection with such registration;

          (b) If, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason; or

          (c) If, after it has become effective, such registration ceases to be effective for more than the allowable Black-Out Periods (as defined herein).

     2.7     Plan  of  Distribution.  The  Company  hereby  agrees  that  the
             ----------------------
Registration Statement shall include a plan of distribution section reasonably acceptable to the Investor; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

     2.8     Liquidated  Damages.  If, after 180 days following the Closing Date
             -------------------
pursuant to the Stock Purchase Agreement, in the event the Company does not register the Registrable Securities pursuant to the requirements of Paragraph
2.2 hereof, or if the Registration Statement filed pursuant to Paragraph 2.2 hereof is not declared effective, or if the Registrable Securities are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement including the Registrable Securities is not effective in the period within 180 days following the Closing Date pursuant to the Stock Purchase Agreement, the Company shall, for each such day, pay the Investor, as liquidated damages and not as a penalty, an amount equal to 24 percent of the Purchase Price per annum; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.

     The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     The parties hereto agree that the liquidated damages provided for in this Paragraph 2.8 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

     The obligation of the Company terminates when the Investor no longer holds more than 20 percent of the Registrable Securities.

                                   ARTICLE III
                         INCIDENTAL REGISTRATION RIGHTS

     3.1     Right  to  Include ("Piggy-Back") Registrable Securities.  Provided
             --------------------------------------------------------
that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Paragraph 2 hereof), on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Investor of its intention to do so and of the Investor's rights under this Paragraph 3.1. Upon the written request of the Investor made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investor and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investor to request that such registration be effected as a registration under Paragraph 2 hereof; and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     No registration effected under this Paragraph 3.1 shall relieve the Company of its obligation to effect any registration upon request under Paragraph 2 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Paragraph 3.1. The right provided the Investor pursuant to this Paragraph shall be exercisable at its sole discretion.

     3.2     Priority  in Incidental Registrations.  If the managing underwriter
             -------------------------------------
of the underwritten offering contemplated by this Paragraph 3 shall inform the Company and the Investor by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Investor shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Common Stock.

                                   ARTICLE IV
                             REGISTRATION PROCEDURES

     4.1     Registration  Procedures.  If  and whenever the Company is required
             ------------------------
to affect the registration of any Registrable Securities under the 1933 Act as provided in Paragraph 2.2 hereof and, as applicable, Paragraph 2.3 hereof, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such Registration Statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Paragraph 2.2 hereof); provided, however, that before filing such Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Investor, copies of all such documents proposed to be filed;

          (b) With respect to any Registration Statement pursuant to Paragraph 2.2 hereof or Paragraph 2.3 hereof, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until the earlier to occur of 18 months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive Trading Days or an aggregate of 40 Trading Days during each year (each a "Black-Out Period") or such time as all of the securities which are the subject of such Registration Statement cease to be Registrable Securities;

          (c) Furnish to the Investor such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as the Investor and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

          (d) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities laws or blue sky laws as the Investor shall reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Investor to consummate the disposition in such jurisdictions of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) Use its commercially reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investor to consummate the disposition of such Registrable Securities;

          (f) Furnish to the Investor a signed counterpart, addressed to the Investor, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Investor including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) Notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (h) Notify each holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Investor promptly prepare and furnish to the Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (i) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (j) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more 18 eighteen months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

          (k) Enter into such agreements and take such other actions as the Investor shall reasonably request in writing (at the expense of the requesting or benefiting Investor) in order to expedite or facilitate the disposition of such Registrable Securities; and

          (l) Use its commercially reasonable best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     The Company may require each holder of Registrable Securities as to which any registration is being affected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

     4.2     Filings.  The  Company  will  not  file  any Registration Statement
             -------
pursuant to Paragraph 2.2 or Paragraph 2.3 hereof, or amendment thereto or any prospectus or any supplement thereto to which the Investor shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

     4.3     Representations  and  Warranties  of  the  Company.  The  Company
             --------------------------------------------------
represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Stock Purchase Agreement.

     4.4     Discontinuance  of  Disposition  of  Registrable  Securities.  The
             ------------------------------------------------------------
Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (h) of Paragraph
4.1 hereof, the Investor will forthwith discontinue the Investor's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (h) of Paragraph
4.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Investor's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                                    ARTICLE V
                             UNDERWRITTEN OFFERINGS

     5.1     Incidental  Underwritten  Offerings.  If  the  Company  at any time
             -----------------------------------
proposes to register any of its securities under the 1933 Act as contemplated by Paragraph 3.1 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Investor as provided in Paragraph 3.1 and subject to the provisions of Paragraph 3.2 hereof, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Investor among the securities to be distributed by such underwriters.

     5.2     Holdback Agreements.  Subject to such other reasonable requirements
             -------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Investor agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Investor may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Common Stock held by the Investor as long as this Agreement remains effective.

     5.3     Participation  in  Underwritten  Offerings.  The  Investor  may not
             ------------------------------------------
participate  in  any underwritten offering under Paragraph 3.1 hereof unless the
Investor:

          (a) Agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Investor; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Investor to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Investor, the Investor and the Investor's intended method of distribution and any other representation required by law.

     5.4     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the 1933 Act pursuant to this Agreement, the Company will give the Investor and its counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Investor's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the Investor, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Investor or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Investor or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Investor and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Investor.

     6.2     Indemnification  by the Investor.  The  Company  may  require, as a
             --------------------------------
condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Investor, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 6.1 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Investor specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor.

     6.3     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 6.1 and Paragraph 6.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 6.1 and Paragraph 6.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     6.4     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 6.1 and Paragraph 6.2 hereof (with appropriate modifications) shall be given by the Company and the Investor (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the 1933 Act.

     6.5     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 6.1 and Paragraph 6.2 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     6.6     Contribution.  If the indemnification provided for in Paragraph 6.1
             ------------
and Paragraph 6.2 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Investor or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Investor or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Paragraph 6.6 were determined by pro rata allocation (even if the Investor and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this Paragraph 6.6, the Investor and an underwriter shall not be required to contribute any amount in excess of the amount by which (i) in the case of any the Investor, the net proceeds received by the Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII
                                    RULE 144

     7.1     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Investor, make publicly available other information) and will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with the requirements of this Paragraph 7.1.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) Registrable Securities issued at such time, plus (b) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

     8.2     Nominees  for Beneficial Owners.  In the event that any Registrable
             -------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     8.3     Notices.  All  notices  and other communications hereunder shall be
             -------
in writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Investor addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     8.4     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. The Investor agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Investor's Representative to act on behalf of the Investor pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Investor's Representative and be binding on all persons for all purposes.

     8.5     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     8.6     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     8.7     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

     8.8     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     8.9     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     8.10     Preparation  of  Agreement.  This Agreement shall not be construed
              --------------------------
more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

     8.11     Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure
              -----------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     8.12     Controlling  Agreement.  In  the event of any conflict between the
              ----------------------
terms of this Agreement or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     8.13     Counterparts.  This  Agreement  may  be  executed  in  one or more
              ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

                             CYBER PUBLIC RELATIONS, INC.

                             By
                               ------------------------------------------------
                               Steven D. Rosenthal, Chief Executive Officer

                             BARRON PARTNERS LP

                             By
                               ------------------------------------------------
                               Andrew Barron Worden, President, Barron Capital Advisors LLC, General Partner